BELLAGIO
Robert H. Baldwin
President

January 14, 1998



Mr. Stephen A. Wynn
Chairman of the Board, President
  And Chief Executive Officer
Mirage Resorts, Incorporated
3400 Las Vegas Boulevard, South
Las Vegas, NV  89109

Dear Steve:

This confirms our agreement this date with respect to the art described in Exhibits A and B attached hereto (the
"Exhibit `A' Art" and "Exhibit `B' Art").

1. Bellagio hereby sells the Exhibit `A' Art to you and you hereby purchase the Exhibit `A' Art from Bellagio for $25,562,812.45;

2. Bellagio hereby rents the Exhibit `A' Art, excluding Picasso's "Seated Woman", and the Exhibit `B' Art for exhibition in any casino-hotels operated, directly or indirectly, by Bellagio or any of Mirage Resorts, Incorporated's other wholly owned subsidiaries. The annual rental, payable monthly in advance, shall be a percentage equal to a floating rate of thirty-day Libor plus thirty basis points per year (the "Percentage") of the aggregate purchase price of the Exhibit `A' Art and the Exhibit `B' Art as noted on such Exhibits being rented hereunder.

Either Bellagio or you may terminate the rental as to one or more of the Exhibit `A' Art or Exhibit `B' Art on thirty
(30) days' notice. In any such event, the rental thereafter payable hereunder, shall be proportionately reduced to equal the Percentage of the purchase price of the art thereafter to be rented by Bellagio hereunder.

Bellagio shall be responsible for insuring and maintaining the security of all of the art it is renting hereunder, as well as for any sales and personal property taxes applicable to its rental.

        P.O. BOX 7700, LAS VEGAS, NEVADA  89177-7700

                          Exhibit 10(ooo)

Mr. Stephen A. Wynn
January 14, 1998
Page 2



Please sign below to confirm your agreement to all of the foregoing. My signature below confirms Bellagio's agreement thereto.

Very truly yours,

Bellagio





By:  Robert H. Baldwin
     ____________________________
     ROBERT H. BALDWIN
     President and Chief Executive Officer


I hereby agree to all of the foregoing.



Stephen A. Wynn
_____________________
STEPHEN A. WYNN


cc:  Peter Walsh
     Jim Pettis

                                ART


                                       PURCHASE
   ARTIST            TITLE               DATE           PRICE
Edgar Degas    "Dancer, Taking     16 October 97    $12,000,000
               her Bow"
               1878
               Pastel on paper
               33-1/2 by 27 in.
Alberto        "Pointing Man"      5 December 97     $7,350,000
Giacometti     1947
               Bronze
               Height: 70-1/2 in.
Henri Matisse  "Still Life (with   10 December 1997  $4,562,812.45
               Vase of Anemones,
               Lemons and
               Pineapple)"
               Oil on canvas
               32- 3/8 by
               39-3/4 in.
Pablo Picasso  "Seated Woman"      25 October 1997   $1,650,000
               1956
               Oil on canvas
               76 by 51-1/8 in.
TOTAL                                               $25,562,812.45

                            EXHIBIT 'A'

                             ART


                                       PURCHASE
    ARTIST            TITLE              DATE           PRICE

Vincent VanGogh  Woman in a Blue   19 December 1997
                 Dress                               $47,500,000


TOTAL                                                $47,500,000


                            EXHIBIT 'B'